United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2017

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc.	Missouri	74-2976504
700 Market Street St. Louis, MO 63101 314-342-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01 Other Events.

On February 22, 2017, the selling securityholders (as defined below) agreed to purchase $143,750,000 aggregate principal amount of 2014 Series A 2.00% remarketable junior subordinated notes due 2022 (the “Junior Notes”) of Spire Inc. (“Spire”) in connection with the remarketing of the junior subordinated notes comprising a component of the equity units originally issued in June 2014 pursuant to the Purchase Contract and Pledge Agreement (the “Purchase Contract and Pledge Agreement”), dated as of June 11, 2014, between Spire and U.S. Bank National Association, as purchase contract agent, attorney-in-fact of the holders of certain purchase contracts, collateral agent, custodial agent and securities intermediary.

Also on February 22, 2017, Spire entered into a Securities Purchase and Registration Rights Agreement (the “SPRRA”), among Spire and the several purchasers named therein (the “selling securityholders”), pursuant to which the selling securityholders agreed to sell the Junior Notes to Spire on or about February 27, 2017 in exchange for $143,750,000 aggregate principal amount of 3.543% Senior Notes due 2024 (the “Senior Notes”) of Spire and a cash payment.

The SPRRA granted the selling securityholders the right, by written notice to Spire, to offer the Senior Notes to the public in secondary public offerings from time to time. Each of the selling securityholders delivered a public offer notice to Spire on February 22, 2017 with respect to all the Senior Notes they held. On February 22, 2017, Spire entered into an underwriting agreement (the “Underwriting Agreement”) with the selling securityholders and the several underwriters named therein in connection with the public offering (the “Public Offering”) of $150,000,000 aggregate principal amount of Senior Notes consisting of $6,250,000 aggregate principal amount of the Senior Notes issued and sold by Spire and $143,750,000 aggregate principal amount of the Senior Notes sold by the selling securityholders.

The Public Offering was completed on February 27, 2017. Spire intends to use the net proceeds from its sale of the Senior Notes to repay short-term debt. Spire did not receive any proceeds from the sale of the Senior Notes by the selling securityholders. The sum of the amount received by the selling securityholders for the Senior Notes in the Public Offering and the amount of cash the selling securityholders received from Spire pursuant to the SPRRA is equal to the purchase price of the Junior Notes purchased by such selling securityholders in the remarketing transaction. Copies of the SPRRA and the Underwriting Agreement are filed as Exhibits 1.1 and 1.2 to this Current Report, respectively, and are expressly incorporated by reference herein and into the Registration Statement on Form S-3 (Registration No. 333-213759) (the “Registration Statement”) of Spire which became automatically effective upon filing with the Securities and Exchange Commission on September 23, 2016. The foregoing descriptions of the SPRRA and the Underwriting Agreement are qualified in their entirety by reference to these exhibits.

The Senior Notes were issued on February 27, 2017 under the Indenture (as supplemented, the “Indenture”), dated as of August 19, 2014, between Spire and UMB Bank & Trust, N.A., as trustee, and as further supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of February 27, 2017, and pursuant to the Registration Statement and the related prospectus dated September 23, 2016 and prospectus supplement dated February 22, 2017. Copies of the Indenture, the Second Supplemental Indenture and the form of Senior Notes are filed herewith, or incorporated by reference to, this Current Report as Exhibits 4.1, 4.2 and 4.3, respectively. The foregoing descriptions of the Indenture, the Second Supplemental Indenture and the form of Senior Notes are qualified in their entirety by reference to these exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit Number	Exhibit

1.1	Securities Purchase and Registration Rights Agreement, dated February 22, 2017, between Spire Inc. and the several purchasers named in Schedule B thereto.

1.2	Underwriting Agreement, dated February 22, 2017, among Spire Inc., the several selling securityholders named in Exhibit A thereto and the several underwriters named in Exhibit B thereto.

4.1	Indenture, dated as of August 19, 2014, between Spire Inc. and UMB Bank & Trust, N.A., as Trustee (incorporated herein by reference to Exhibit 4.1 to Spire Inc.’s Current Report on Form 8-K filed on August 19, 2014, File No. 1-16681).

4.2	Second Supplemental Indenture, dated as of February 27, 2017, between Spire Inc. and UMB Bank & Trust, N.A., as Trustee.

4.3	Form of 3.543% Senior Notes due 2024 (included in Exhibit 4.2).

5.1	Opinion of Mark C. Darrell, Esq.

5.2	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: February 27, 2017	By:	/s/ Steven P. Rasche
Steven P. Rasche
Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit

1.1	Securities Purchase and Registration Rights Agreement, dated February 22, 2017, between Spire Inc. and the several purchasers named in Schedule B thereto.

1.2	Underwriting Agreement, dated February 22, 2017, among Spire Inc., the several selling securityholders named in Exhibit A thereto and the several underwriters named in Exhibit B thereto.

4.1	Indenture, dated as of August 19, 2014, between Spire Inc. and UMB Bank & Trust, N.A., as Trustee (incorporated herein by reference to Exhibit 4.1 to Spire Inc.’s Current Report on Form 8-K filed on August 19, 2014, File No. 1-16681).

4.2	Second Supplemental Indenture, dated as of February 27, 2017, between Spire Inc. and UMB Bank & Trust, N.A., as Trustee.

4.3	Form of 3.543% Senior Notes due 2024 (included in Exhibit 4.2).

5.1	Opinion of Mark C. Darrell, Esq.

5.2	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2).